                                                                   EXHIBIT 99.7

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                             CORPUS CHRISTI DIVISION

     CASE NAME:  ERLY Industries, Inc.               Petition Date:  09/28/98

                                                     CASE NUMBER:  98-21515-C-11

        MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDING MARCH 31, 1999

------------------------------------------------------------------------------------------------------------------------------------

              MONTH                        OCTOBER, 1998  NOVEMBER, 1998  DECEMBER, 1998  JANUARY, 1999  FEBRUARY, 1999  MARCH, 1999

------------------------------------------------------------------------------------------------------------------------------------

REVENUES (MOR-6)                              $40,000        $40,000          $40,000         $40,000         $40,000      $40,000
INCOME(LOSS) BEFORE INT,DEPR/TAX (MOR-6)      $15,384       ($18,756)        ($59,371)        ($9,334)        $11,681     (118,870)
NET INCOME(LOSS) (MOR-6)                      $15,384       ($18,756)        ($59,371)        ($9,334)        $11,681     (118,870)

PAYMENTS TO INSIDERS (MOR-9)                  $13,000        $41,200          $12,873         $24,962         $24,961       24,962
PAYMENTS TO PROFESSIONALS (MOR-9)              $6,201         $2,562               $0         $36,360              $0      133,309
TOTAL DISBURSEMENTS (MOR-8)                    $4,048        $64,154          $61,053        $116,910         $85,755      158,139

------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
AS OF SIGNATURE DATE                            EXPIR
                                                 DATE
----------------------------------------------------------
CASUALTY                   YES  ( )  NO  (X)      NA
LIABILITY                  YES  (X)  NO  ( )   04/01/99
VEHICLE                    YES  ( )  NO  (X)      NA
WORKERS                    YES  (X)  NO  ( )   02/01/00
OTHER - FOREIGN PACK.      YES  (X)  NO  ( )   04/01/99

----------------------------------------------------------

----------------------------------------------------------
ATTORNEY NAME:            Matthew Rosenstein, Esq.
FIRM:
ADDRESS:                  711 N Carancahua,  # 420
ADDRESS:
CITY, STATE, ZIP          Corpus Christi,  TX  78475
TELEPHONE:                512-883-5577

----------------------------------------------------------

MOR-1

Are all accounts receivable being collected within terms?       Unknown       See attachment
                                                                -------       --------------
Are all post-petition liabilities, including taxes, being paid within terms?    Yes
                                                                                ---
Have any pre-petition liabilities been paid?      No          If so, describe
                                                  --

Are all funds received being deposited into DIP bank account?             Yes
                                                                          ---
Were any assets disposed of outside of the normal course of business?     No
                                                                          --
If so, describe.
Are all U. S. Trustee quarterly fee payments current?         Yes
                                                              ---
What is the status of your Plan of Reorganization?            In Process - Pending
                                                              --------------------

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, are true and correct except that the information on MOR-2 and MOR-3 was obtained from the former company controller acting as a consultant. I make no claim as to accuracy of that information.


SIGNED:                  /s/ Nanette N. Kelley
          ----------------------------------------------------------
                             Nanette N. Kelley

TITLE:                           President
          ----------------------------------------------------------

     CASE NAME:  ERLY Industries, Inc.               CASE NUMBER:  98-21515-C-11



                          COMPARATIVE BALANCE SHEETS

-----------------------------------------------------------------------------------------------------------------------------------
            ASSETS                        FILING DATE* 09/28/1998    OCTOBER, 1998         NOVEMBER, 1998         DECEMBER, 1998
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
    CASH                                           $141,972              $139,572               $177,758               $135,201
    ACCOUNTS RECEIVABLE, NET                        241,322               241,322                241,322                238,544
    INVENTORY: LOWER OF COST OR MARKET                    0                     0                      0                      0
    PREPAID EXPENSES                                 39,239                39,239                 51,239                 39,239
    INVESTMENTS                                           0                     0                      0                      0
    OTHER                                            71,173               111,173                 58,240                 93,529
                                           ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                493,706               531,306                528,559                506,513
                                           ----------------------------------------------------------------------------------------

    PROPERTY, PLANT& EQUIP, @ COST               11,617,497            11,617,497             11,617,497             11,617,497
    LESS ACCUMULATED DEPRECIATION                (3,129,697)           (3,129,697)            (3,129,697)            (3,129,697)
    NET BOOK VALUE OF PP&E                        8,487,800             8,487,800              8,487,800              8,487,800
OTHER ASSETS:
    TAX DEPOSITS                                          0                     0                      0                      0
    INVESTMENTS IN SUBS                         (66,884,551)          (66,884,551)           (66,884,551)           (66,884,551)
    DEFERRED BOND COSTS, NET                         78,375                78,375                 78,375                 78,375



                                           ========================================================================================
    TOTAL ASSETS                               ($57,824,670)         ($57,787,070)          ($57,789,817)          ($57,811,863)
                                           ========================================================================================

-------------------------------------------------------------------------------------------------------
            ASSETS                            JANUARY, 1999          FEBRUARY, 1999        MARCH, 1999
-------------------------------------------------------------------------------------------------------
CURRENT ASSETS
    CASH                                            $140,722              $124,049              $7,082
    ACCOUNTS RECEIVABLE, NET                         238,544               235,463             235,463
    INVENTORY: LOWER OF COST OR MARKET                     0                    $0                  $0
    PREPAID EXPENSES                                  39,239                39,239              39,239
    INVESTMENTS                                            0                     0                   0
    OTHER                                             54,359                52,004              52,003
                                         --------------------------------------------------------------
TOTAL CURRENT ASSETS                                 472,864               450,755             333,788
                                         --------------------------------------------------------------

    PROPERTY, PLANT& EQUIP, @ COST                11,617,497            11,617,497          11,617,497
    LESS ACCUMULATED DEPRECIATION                 (3,129,697)           (3,129,697)         (3,129,697)
    NET BOOK VALUE OF PP&E                         8,487,800             8,487,800           8,487,800
OTHER ASSETS:
    TAX DEPOSITS                                           0                     0                   0
    INVESTMENTS IN SUBS                          (66,884,551)          (66,884,551)        (66,884,551)
    DEFERRED BOND COSTS, NET                          78,375                78,375              78,375



                                         ==============================================================
    TOTAL ASSETS                                ($57,845,512)         ($57,867,621)       ($57,984,588)
                                         ==============================================================


    MOR-2

     CASE NAME:  ERLY Industries, Inc.               CASE NUMBER:  98-21515-C-11



                          COMPARATIVE BALANCE SHEETS

--------------------------------------------------------------------------------------------------------------------------------
      LIABILITIES & OWNERS EQUITY       FILING DATE* 09/28/1998       OCTOBER, 1998       NOVEMBER, 1998          DECEMBER, 1998
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                    $0                $22,216               $38,225                $75,550
                                             -----------------------------------------------------------------------------------
PRE-PETITION LIABILITIES:
    NOTES PAYABLE - SECURED                      $6,102,725             $6,102,725            $6,102,725             $6,102,725
    PRIORITY DEBT                                         0                      0                     0                      0
    FEDERAL INCOME TAX                            1,864,285              1,864,285             1,864,285              1,864,285
    FICA/WITHHOLDING                                      0                      0                     0                      0
    UNSECURED DEBT                                1,167,204              1,167,204             1,167,204              1,167,204
    OTHER - INTERCO PAYABLES                     13,193,230             13,193,230            13,193,230             13,193,230
                                             -----------------------------------------------------------------------------------
TOTAL LIABILITIES                                22,327,444             22,349,660            22,365,669             22,402,994
                                             -----------------------------------------------------------------------------------
OWNER'S EQUITY (DEFICIT)
    PREFERRED STOCK                                       0                      0                     0                      0
    COMMON STOCK                                     57,621                 57,621                57,621                 57,621
    ADDITIONAL PAID-IN CAPITAL                   33,070,204             33,070,204            33,070,204             33,070,204
    RETAINED EARNINGS: FILING DATE             (113,279,939)          (113,279,939)         (113,279,939)          (113,279,939)
    RETAINED EARNINGS: POST FILING DATE                   0                 15,384                (3,372)               (62,743)
TOTAL OWNER'S EQUITY (NET WORTH)                (80,152,114)           (80,136,730)          (80,155,486)           (80,214,857)
                                             ===================================================================================
TOTAL LIABILITIES & OWNER'S EQUITY             ($57,824,670)          ($57,787,070)         ($57,789,817)          ($57,811,863)
                                             ===================================================================================

-------------------------------------------------------------------------------------------------------
        LIABILITIES & OWNERS EQUITY             JANUARY, 1999        FEBRUARY, 1999        MARCH, 1999
-------------------------------------------------------------------------------------------------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                $51,235                $17,445            $19,248
                                          -------------------------------------------------------------
PRE-PETITION LIABILITIES:
    NOTES PAYABLE - SECURED                       $6,102,725             $6,102,725         $6,102,725
    PRIORITY DEBT                                          0                      0                  0
    FEDERAL INCOME TAX                             1,864,285              1,864,285          1,864,285
    FICA/WITHHOLDING                                       0                      0                  0
    UNSECURED DEBT                                 1,167,204              1,167,204          1,167,204
    OTHER - INTERCO PAYABLES                      13,193,230             13,193,230         13,193,230
                                          -------------------------------------------------------------
TOTAL LIABILITIES                                 22,378,679             22,344,889         22,346,692
                                          -------------------------------------------------------------
OWNER'S EQUITY (DEFICIT)
    PREFERRED STOCK                                        0                      0                  0
    COMMON STOCK                                      57,621                 57,621             57,621
    ADDITIONAL PAID-IN CAPITAL                    33,070,204             33,070,204         33,070,204
    RETAINED EARNINGS: FILING DATE              (113,279,939)          (113,279,939)      (113,279,939)
    RETAINED EARNINGS: POST FILING DATE              (72,077)               (60,396)          (179,166)
TOTAL OWNER'S EQUITY (NET WORTH)                 (80,224,191)           (80,212,510)       (80,331,280)
                                          =============================================================
TOTAL LIABILITIES & OWNER'S EQUITY              ($57,845,512)          ($57,867,621)      ($57,984,588)
                                          =============================================================

    MOR-3

     CASE NAME:  ERLY INDUSTRIES, INC.               CASE NUMBER:  98-21515-C-11


                     SCHEDULE OF POST-PETITION LIABILITIES

      -------------------------------------------------------------------------------------------------------------------------
                                           OCTOBER, 1998         NOVEMBER, 1998         DECEMBER, 1998         JANUARY, 1999
      -------------------------------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                           $3,015                $20,749                $18,564                $47,722
TAX PAYABLE
      FEDERAL PAYROLL TAXES                          $0                     $0                     $0                     $0
      STATE PAYROLL & SALES TAXES                     0                    276                    553                    552
      AD VALOREM TAXES                                0                      0                      0                      0
      OTHER TAXES                                     0                      0                      0                      0
                                          -------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                                   0                    276                    553                    552
                                          -------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION                            0                      0                      0                      0
ACCRUED INTEREST PAYABLE                              0                      0                      0                      0
ACCRUED PROFESSIONAL FEES: (MOR-9)*               6,201                      0                 36,360                      0
OTHER ACCRUED LIABILITIES:                                                                                                 0
  1   DIRECTOR'S FEES (MOR-9)                     3,000                      0                      0                      0
  2   ACCRUED PAYROLL FOR NNK (MOR-9)            10,000                 10,000                 10,000                      0
  3   ACCRUED OFFICER - CONTRACT (WR)                 0                  7,200                 10,073                  2,961
                                          =====================================================================================
TOTAL POST-PETITION LIABILITIES (MOR-3)         $22,216                $38,225                $75,550                $51,235
                                          =====================================================================================

      ----------------------------------------------------------------------------------
                                                   FEBRUARY, 1999          MARCH, 1999
      ----------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                                    $16,617               $18,143
TAX PAYABLE
      FEDERAL PAYROLL TAXES                                    $0                    $0
      STATE PAYROLL & SALES TAXES                             828                 1,105
      AD VALOREM TAXES                                          0                     0
      OTHER TAXES                                               0                     0
                                              ------------------------------------------
TOTAL TAXES PAYABLE                                           828                 1,105
                                              ------------------------------------------
SECURED DEBT POST-PETITION                                      0                     0
ACCRUED INTEREST PAYABLE                                        0                     0
ACCRUED PROFESSIONAL FEES: (MOR-9)*                             0                     0
OTHER ACCRUED LIABILITIES:                                      0                     0
  1   DIRECTOR'S FEES (MOR-9)                                   0                     0
  2   ACCRUED PAYROLL FOR NNK (MOR-9)                           0                     0
  3   ACCRUED OFFICER - CONTRACT (WR)                           0                     0
                                              ==========================================
TOTAL POST-PETITION LIABILITIES (MOR-3)                    $17,445               $19,248
                                              ==========================================



      MOR-4

     CASE NAME:  ERLY Industries, Inc.               CASE NUMBER:  98-21515-C-11


                      AGING OF POST-PETITION LIABILITIES
                      ----------------------------------
                                 MARCH, 1999

---------------------------------------------------------------------------------------------------------------------------
      DAYS            TOTAL         TRADE ACCTS       FED TAXES      STATE TAXES       AD-VALOREM & OTHER TAXES       OTHER
---------------------------------------------------------------------------------------------------------------------------
      0-30           $19,248          $18,143             $0            $1,105                    $0                    $0
     31-60                $0                0              0                 0                     0                     0
     61-90                $0                0              0                 0                     0                     0
      91+                 $0                0              0                 0                     0                     0
                 ----------------------------------------------------------------------------------------------------------
     TOTAL           $19,248          $18,143             $0            $1,105                    $0                    $0
                 ----------------------------------------------------------------------------------------------------------

                         AGING OF ACCOUNTS RECEIVABLE
                         ----------------------------

----------------------------------------------------------------------------------------------------------------------------------
     MONTH           OCTOBER, 1998      NOVEMBER, 1998       DECEMBER, 1998     JANUARY, 1999      FEBRUARY, 1999      MARCH, 1999
----------------------------------------------------------------------------------------------------------------------------------
   0-30 DAYS                 $0                   $0                   $0                 $0                  $0               $0
   31-60 DAYS                $0                   $0                   $0                 $0                  $0               $0
   61-90 DAYS                $0                   $0                   $0                 $0                  $0               $0
    91+ DAYS           $241,322             $241,322             $238,544           $238,544            $235,463         $235,463
                 =================================================================================================================
     TOTAL             $241,322             $241,322             $238,544           $238,544            $235,463         $235,463
                 =================================================================================================================


    MOR-5

     CASE NAME:  ERLY Industries, Inc.               CASE NUMBER:  98-21515-C-11



                         STATEMENT OF INCOME OR (LOSS)

----------------------------------------------------------------------------------------------------------------------------------
        MONTH                                   OCTOBER, 1998         NOVEMBER, 1998         DECEMBER, 1998         JANUARY, 1999
----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                                     $40,000                $40,000                $40,000                $40,000
TOTAL COST OF REVENUES                                     0                      0                      0                      0
                                                 ---------------------------------------------------------------------------------
GROSS PROFIT                                         $40,000                $40,000                $40,000                $40,000
                                                 ---------------------------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                                   $0                     $0                     $0                     $0
    GENERAL & ADMINISTRATIVE                           5,415                 26,229                 38,903                 24,372
    INSIDERS COMPENSATION                             13,000                 29,965                 24,108                 24,962
    PROFESSIONAL FEES                                  6,201                  2,562                 36,360                      0
    OTHER (attach list)  SEE FOOTNOTES                     0                      0                      0                      0
                                                 ---------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                              24,616                 58,756                 99,371                 49,334
                                                 ---------------------------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)                   $15,384               ($18,756)              ($59,371)               ($9,334)
                                                 ---------------------------------------------------------------------------------
    INTEREST EXPENSE                                       0                      0                      0                      0
    DEPRECIATION                                           0                      0                      0                      0
    OTHER(INCOME)EXPENSE(MOR-10)                           0                      0                      0                      0
    OTHER ITEMS(MOR-10)                                    0                      0                      0                      0

                                                 ---------------------------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                                $0                     $0                     $0                     $0
                                                 ---------------------------------------------------------------------------------
NET INCOME BEFORE TAXES                              $15,384               ($18,756)              ($59,371)               ($9,334)
                                                 ---------------------------------------------------------------------------------
FEDERAL INCOME TAXES                                      $0                     $0                     $0                     $0
                                                 ---------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                            $15,384               ($18,756)              ($59,371)               ($9,334)
                                                 =================================================================================

---------------------------------------------------------------------------------------------------------
        MONTH                                 FEBRUARY, 1999          MARCH, 1999          FILING TO DATE
---------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                                     $40,000              $40,000               $240,000
TOTAL COST OF REVENUES                                     0                    0                     $0
                                          ---------------------------------------------------------------
GROSS PROFIT                                         $40,000              $40,000               $240,000
                                          ---------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                                   $0                   $0                     $0
    GENERAL & ADMINISTRATIVE                           3,358               20,499               $118,776
    INSIDERS COMPENSATION                             24,961               24,962               $141,958
    PROFESSIONAL FEES                                      0              113,309               $158,432
    OTHER (attach list)  SEE FOOTNOTES                     0                    0                     $0

                                          ---------------------------------------------------------------
TOTAL OPERATING EXPENSES                              28,319              158,770                419,166
                                          ---------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)                   $11,681            ($118,770)             ($179,166)
                                          ---------------------------------------------------------------
    INTEREST EXPENSE                                       0                    0                     $0
    DEPRECIATION                                           0                    0                     $0
    OTHER(INCOME)EXPENSE(MOR-10)                           0                    0                     $0
    OTHER ITEMS(MOR-10)                                    0                    0                     $0
                                          ---------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                                $0                   $0                     $0
                                          ---------------------------------------------------------------
NET INCOME BEFORE TAXES                              $11,681            ($118,770)             ($179,166)
                                          ---------------------------------------------------------------
FEDERAL INCOME TAXES                                      $0                   $0                     $0
                                          ---------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                            $11,681            ($118,770)             ($179,166)
                                          ===============================================================



    MOR-6

    CASE NAME:  ERLY Industries, Inc.                CASE NUMBER:  98-21515-C-11


      --------------------------------------------------------------------------------------------------------------------
       CASH RECEIPTS AND DISBURSEMENTS                     OCTOBER, 1998          NOVEMBER, 1998        DECEMBER, 1998
      --------------------------------------------------------------------------------------------------------------------
   1  CASH - BEGINNING OF MONTH                               $141,972               $139,572              $177,758
                                                      --------------------------------------------------------------------
  RECEIPTS:
   2  CASH SALES                                                    $0                     $0                    $0
   3  COLLECTION OF ACCOUNTS RECEIVABLE                              0                100,000                 9,845
   4  LOANS & ADVANCES                                               0                      0                     0
   5  SALE OF ASSETS                                                 0                      0                     0
   6  OTHER (attach list)                                        1,648                  2,340                 8,651
                                                      --------------------------------------------------------------------
  TOTAL RECEIPTS                                                 1,648                102,340                18,496
                                                      --------------------------------------------------------------------
  DISBURSEMENTS:
   7  NET PAYROLL                                                    0                  6,896                 6,896
   8  PAYROLL TAXES PAID                                             0                  3,593                 3,593
   9  SALES, USE & OTHER TAXES PAID                                  0                      0                     0
  10  SECURED/RENTAL/LEASES                                          0                      0                     0
  11  UTILITIES                                                      0                      0                     0
  12  INSURANCE                                                  1,996                 10,157                13,359
  13  INVENTORY PURCHASES                                            0                      0                     0
  14  VEHICLE EXPENSE                                                0                      0                     0
  15  TRAVEL & ENTERTAINMENT                                         0                     90                 2,722
  16  REPAIRS, MAINTENANCE & SUPPLIES                                0                      0                     0
  17  ADMINISTRATIVE & SELLING                                   1,222                    867                32,588
  18  OTHER(attach list)                                             0                 33,538                     0
                                                      --------------------------------------------------------------------
  TOTAL DISBURSEMENTS FROM OPERATIONS                            3,218                 55,141                59,158
                                                      --------------------------------------------------------------------
  19  PROFESSIONAL FEES                                              0                  8,763                     0
  20  U.S. TRUSTEE FEES                                              0                    250                     0
  21  OTHER REORGANIZATION EXPENSES (attach list)                  830                      0                 1,895
                                                      --------------------------------------------------------------------
  TOTAL DISBURSEMENTS                                           $4,048                $64,154               $61,053
                                                      --------------------------------------------------------------------
  22  NET CASH FLOW                                             (2,400)                38,186               (42,557)
                                                      ====================================================================
  23  CASH - END OF MONTH (MOR-2)                             $139,572               $177,758              $135,201
                                                      ====================================================================

      -----------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND DISBURSEMENTS                  JANUARY, 1999       FEBRUARY, 1999           MARCH, 1999
      -----------------------------------------------------------------------------------------------------------
   1  CASH - BEGINNING OF MONTH                             $135,201             $140,722               $124,049
                                                      -----------------------------------------------------------
  RECEIPTS:
   2  CASH SALES                                                  $0                   $0                     $0
   3  COLLECTION OF ACCOUNTS RECEIVABLE                       80,000               43,081                 40,000
   4  LOANS & ADVANCES                                             0                    0                      0
   5  SALE OF ASSETS                                               0                    0                      0
   6  OTHER (attach list)                                     47,431               26,002                  1,172
                                                      -----------------------------------------------------------
  TOTAL RECEIPTS                                             127,431               69,083                 41,172
                                                      -----------------------------------------------------------
  DISBURSEMENTS:
   7  NET PAYROLL                                             23,900                6,913                  6,913
   8  PAYROLL TAXES PAID                                       7,760                3,575                  3,575
   9  SALES, USE & OTHER TAXES PAID                               10                    0                      0
  10  SECURED/RENTAL/LEASES                                    5,625                    0                      0
  11  UTILITIES                                                    0                    0                      0
  12  INSURANCE                                               12,945               12,564                  3,760
  13  INVENTORY PURCHASES                                          0                    0                     $0
  14  VEHICLE EXPENSE                                              0                    0                      0
  15  TRAVEL & ENTERTAINMENT                                   1,845                    0                  1,575
  16  REPAIRS, MAINTENANCE & SUPPLIES                              0                    0                      0
  17  ADMINISTRATIVE & SELLING                                15,715               18,817                 16,095
  18  OTHER(attach list)                                      17,000               43,887                 12,000
                                                      -----------------------------------------------------------
  TOTAL DISBURSEMENTS FROM OPERATIONS                         84,800               85,756                 43,919
                                                      -----------------------------------------------------------
  19  PROFESSIONAL FEES                                       36,360                    0                113,309
  20  U.S. TRUSTEE FEES                                          750                    0                    912
  21  OTHER REORGANIZATION EXPENSES (attach list)                  0                    0                      0
                                                      -----------------------------------------------------------
  TOTAL DISBURSEMENTS                                       $121,910              $85,756               $158,139
                                                      -----------------------------------------------------------
  22  NET CASH FLOW                                            5,521              (16,673)              (116,967)
                                                      ===========================================================
  23  CASH - END OF MONTH (MOR-2)                           $140,722             $124,049                 $7,082
                                                      ===========================================================


      MOR-7

     CASE NAME:  ERLY Industries, Inc.               CASE NUMBER:  98-21515-C-11

                                                         CASH ACCOUNT RECONCILIATION
                                                            MONTH OF MARCH , 1999
                                                            ---------------------
                               --------------------------------------------------------------------------------------
BANK NAME                        UNION PLANTERS BANK    BANK OF AMERICA     BANK OF AMERICA   BANK ONE, ARIZONA, NA
                               --------------------------------------------------------------------------------------
ACCOUNT NUMBER                       9500013041           00991-06046         03445-09141         2357-0372
                               --------------------------------------------------------------------------------------
ACCOUNT TYPE                          OPERATING             PAYROLL            OPERATING          OPERATING
                               --------------------------------------------------------------------------------------
BANK BALANCE                            $61,944             CLOSED              CLOSED             CLOSED
DEPOSIT IN TRANSIT                            0                  0                   0                  0
OUTSTANDING CHECKS                       54,862                  0                   0                  0

                               ======================================================================================
ADJUSTED BANK BALANCE                    $7,082                 $0                  $0                 $0
                               ======================================================================================

BEGINNING CASH - PER BOOKS             $124,049                 $0                  $0                 $0
RECEIPTS                                 41,172                  0                   0                  0
TRANSFER BETWEEN ACCOUNTS                     0                  0                   0                  0
CHECKS/OTHER DISBURSEMENTS              158,139                  0                   0                  0

                               ======================================================================================
ENDING CASH - PER BOOKS                  $7,082                 $0                  $0                 $0
                               ======================================================================================

                               -------------------------------------------------------
BANK NAME                            WELLS FARGO         PETTY CASH            TOTAL
                               -------------------------------------------------------
ACCOUNT NUMBER                       4311854350              NA
                               -------------------------------------------------------
ACCOUNT TYPE                          OPERATING              NA
                               -------------------------------------------------------
BANK BALANCE                            CLOSED             CLOSED             $61,944
DEPOSIT IN TRANSIT                                                                  0
OUTSTANDING CHECKS                                                             54,862

                               =======================================================
ADJUSTED BANK BALANCE                       $0                 $0              $7,082
                               =======================================================

BEGINNING CASH - PER BOOKS                  $0             $5,000            $129,049
RECEIPTS                                     0                  0              41,172
TRANSFER BETWEEN ACCOUNTS                    0                  0                   0
CHECKS/OTHER DISBURSEMENTS                   0              5,000             163,139

                               =======================================================
ENDING CASH - PER BOOKS                     $0                 $0              $7,082
                               =======================================================



      MOR-8

     CASE NAME:  ERLY Industries, Inc.               CASE NUMBER:  98-21515-C-11

                    PAYMENTS TO INSIDERS AND PROFESSIONALS

       ----------------------------------------------------------------------------------------------------------------------------
                                                               NOVEMBER,    DECEMBER,                     FEBRUARY,
        INSIDERS: NAME/POSITION/COMP TYPE     OCTOBER, 1998      1998          1998      JANUARY, 1999      1999        MARCH, 1999
       ----------------------------------------------------------------------------------------------------------------------------
  1    EUGENE CAFIERO/DIRECTOR/FEES               3,000          6,000            0           3,000         3,000         3,000
  2    NANETTE KELLEY/PRES/SALARY                10,000         10,000       10,000          10,000        10,000        10,000
  3    WENDY REEVES/ASSTSEC/CONTRACT                             7,200        2,873           2,962         2,961         2,962
  4    BERYL ANTHONY /DIRECTOR/FEES                              6,000            0           3,000         3,000         3,000
  5    BILL BLAKE/DIRECTOR/FEES                                  6,000            0           3,000         3,000         3,000
  6    PETE SEALE, JR./DIRECTOR/FEES                             6,000            0           3,000         3,000         3,000
  7
  8
                                              =====================================================================================
TOTAL INSIDERS  (MOR-1)                         $13,000        $41,200      $12,873         $24,962       $24,961       $24,962
                                              =====================================================================================

       ----------------------------------------------------------------------------------------------------------------------
                                                         NOVEMBER,    DECEMBER,                     FEBRUARY,
        PROFESSIONALS NAME/ORDER DATE   OCTOBER, 1998      1998          1998      JANUARY, 1999      1999       MARCH, 1999
       ----------------------------------------------------------------------------------------------------------------------
  1    THOMAS WHITLOCK                      6,201              0          0             6,014            0            2,208
  2    MATTHEW ROSENSTEIN                       0          2,562          0            30,346            0           50,158
  3    HUGHES & LUCE, LLP                       0              0          0                 0            0           60,943
  4
  5
  6
  7
  8
                                       ======================================================================================
TOTAL PROFESSIONALS (MOR-1)                 $6,201         $2,562         $0           $36,360           $0         $113,309
                                       ======================================================================================


      MOR-9

     CASE NAME:  ERLY Industries, Inc.               CASE NUMBER:  98-21515-C-11


                           FOOTNOTES TO MOR SCHEDULES
                                   MARCH, 1999

       MOR REF:
        MOR-1
        MOR-2
        MOR-3
        MOR-4
        MOR-5
                         1 RICHARD McCOMBS - OPTION ON STOCK PURCHASE -STOCK HELD AS SECURITY                           $41,322
                         2 THE BEVERAGE SOURCE - EST OF DEPOSIT ON ENVIRONMENT CLEANUP                                 $194,141
                                                                                                             ===================
                     TOTAL ACCOUNTS RECEIVABLE                                                                         $235,463
                                                                                                             ===================
        MOR-6
        MOR-7
                         1 REIMBURSEMENT OF COBRA PREMIUMS (4)                                                           $1,172
                                                                                                             ===================
                     TOTAL OF LINE 7                                                                                     $1,172
                                                                                                             ===================

                         1 DIRECTORS' FEES                                                                              $12,000
                                                                                                             ===================
                     TOTAL OF LINE 18                                                                                   $12,000
                                                                                                             ===================
        MOR-8
        MOR-9